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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):                 April 30, 2004

                         KANEB PIPE LINE PARTNERS, L.P.

               (Exact name of registrant as specified in charter)


      Delaware                        001-10311                  75-2287571
(State of Incorporation)          (Commission File No.)       (I.R.S. Employer
                                                             Identification No.)



                          2435 North Central Expressway
                             Richardson, Texas 75080
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (972) 699-4062




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
Item 7. Financial Statements and Exhibits.

     Exhibit.

          99.1 Press Release dated April 30, 2004, reporting financial results for the three months ended March 31, 2004.


Item 12. Results of Operations and Financial Condition and Exhibit

     A press release issued by Kaneb Pipe Line Partners, L.P. (the "Registrant") and Kaneb Services LLC on April 30, 2004 regarding financial results for the three months ended March 31, 2004 is attached hereto as Exhibit 99.1, and excluding the final paragraph thereof, is incorporated herein by reference. This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

     The press release includes information with respect to the Registrant's "EBITDA," which is a "non-GAAP financial measure" under the rules of the SEC, and a reconciliation of EBITDA to "Income before cumulative effect of change in accounting principle", which is a GAAP financial measure. The Registrant has included EBITDA as a supplemental disclosure because its management believes EBITDA is used by the Registrant's investors as a supplemental financial measurement in the evaluation of the Registrant's business. The Registrant's management believes EBITDA provides useful information regarding the performance of the Registrant's assets without regard to financing methods, capital structures or historical cost basis. As a result, the Registrant's EBITDA provides investors a helpful measure for comparing its operating performance with the performance of other companies that have different financing and capital structures. EBITDA multiples may also used by the Registrant's investors in assisting in the valuation of the Registrant's limited partners' equity. EBITDA should not be considered as an alternative to net income as an indicator of the Registrant's operating performance or as a measure of liquidity, including as an alternative to cash flows from operating activities or other cash flow data calculated in accordance with generally accepted accounting principles. The Registrant's EBITDA may not be comparable to EBITDA of other entities because other entities may not calculate EBITDA in the same manner as the Registrant does.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        KANEB PIPE LINE PARTNERS, L.P.

                                        By: Kaneb Pipe Line Company LLC,
                                            as General Partner



Dated May 3, 2004                               //s//  HOWARD C. WADSWORTH
                                        ----------------------------------------
                                        Howard C. Wadsworth
                                        Vice President, Treasurer and Secretary